[GRAPHIC OMITTED]
(Federal Communications Commission - USA)

                        Federal Communications Commission
                       Wireless Telecommunications Bureau
                           Radio Station Authorization
================================================================================
Call Sign: WPON260             File Number:              Print Date: 06/15/2000
--------------------------------------------------------------------------------
Name of Licensee:

Attention: Stephen Goodman
LMDS Communications Inc.
409 Center Street

Yuba City, CA  95991

================================================================================

================================================================================
Market Number:             Channel Block:            Sub-Market Designator:

BTA330                          A                            0
--------------------------------------------------------------------------------

Market Name:  Olean, NY-Bradford, PA

================================================================================

================================================================================
The license hereof is authorized, for the period indicted, to operate a radio transmitting station in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in Title 47 of the code of Federal Regulations.
================================================================================

================================================================================
Effective  1st Build-out  2nd Build-out 3rd Build-out  4th Build-out  Expiration
  Date        Date           Date          Date           Date           Date

03/22/2000  03/22/2010                                                03/22/2010

================================================================================

================================================================================
Conditions:
Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner then authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act o 1934, as amended, 47 U.S.C. 151 et seq. this license is subject in terms to the right of use or control conferred by Section 706 of the Communications
Act      of       1934,       as       amended,       47       U.S.C.       606.
================================================================================

================================================================================
Special Conditions:
BTA215A, BTA287A, BTA328A, BTA330A "The authority granted herein is subject to any applicable international frequency coordination agreements between the United States and Canada."
================================================================================

================================================================================
A graphical representation of the geographic area authorized to this call sign may be generated by selecting "License Search" at the following web address: http://wtbwww05.fcc.gov
================================================================================

2
[GRAPHIC OMITTED]
(Federal Communications Commission - USA)

                        Federal Communications Commission
                       Wireless Telecommunications Bureau
                           Radio Station Authorization
================================================================================
Call Sign: WPON254             File Number:             Print Date: 06/15/2000
--------------------------------------------------------------------------------
Name of Licensee:

Attention: Stephen Goodman
LMDS Communications Inc.
409 Center Street

Yuba City, CA  95991

================================================================================

================================================================================
Market Number:             Channel Block:            Sub-Market Designator:

BTA117                          A                             0
--------------------------------------------------------------------------------

Market Name: Du Bois-Clearfield, PA

================================================================================

================================================================================
The license hereof is authorized, for the period indicted, to operate a radio transmitting station in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in Title 47 of the code of Federal Regulations.
================================================================================

================================================================================
Effective  1st Build-out  2nd Build-out 3rd Build-out  4th Build-out  Expiration
  Date        Date           Date          Date           Date           Date

03/22/2000  03/22/2010                                                03/22/2000
================================================================================

================================================================================
Conditions:
Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner then authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act o 1934, as amended, 47 U.S.C. 151 et seq. this license is subject in terms to the right of use or control conferred by Section 706 of the Communications
Act      of       1934,       as       amended,       47       U.S.C.       606.
================================================================================

================================================================================
Special Conditions:
BTA215A, BTA287A, BTA328A, BTA330A "The authority granted herein is subject to any applicable international frequency coordination agreements between the United States and Canada."
================================================================================

================================================================================
A graphical representation of the geographic area authorized to this call sign may be generated by selecting "License Search" at the following web address: http://wtbwww05.fcc.gov
================================================================================

3
[GRAPHIC OMITTED]
(Federal Communications Commission - USA)

                        Federal Communications Commission
                       Wireless Telecommunications Bureau
                           Radio Station Authorization
================================================================================
Call Sign: WPON256             File Number:               Print Date: 06/15/2000
--------------------------------------------------------------------------------
Name of Licensee:

Attention: Stephen Goodman
LMDS Communications Inc.
409 Center Street

Yuba City, CA  95991

================================================================================

================================================================================
Market Number:             Channel Block:            Sub-Market Designator:

BTA215                          A                             0
--------------------------------------------------------------------------------

Market Name: Jamestown, NY-Warre, PA-Dunkirk, NY

================================================================================

================================================================================
The license hereof is authorized, for the period indicted, to operate a radio transmitting station in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in Title 47 of the code of Federal Regulations.
================================================================================

================================================================================
Effective  1st Build-out  2nd Build-out 3rd Build-out  4th Build-out  Expiration
  Date        Date           Date          Date           Date           Date

03/22/2000  03/22/2010                                                03/22/2000
================================================================================

================================================================================
Conditions:
Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner then authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act o 1934, as amended, 47 U.S.C. 151 et seq. this license is subject in terms to the right of use or control conferred by Section 706 of the Communications
Act      of       1934,       as       amended,       47       U.S.C.       606.
================================================================================

================================================================================
Special Conditions:
BTA215A, BTA287A, BTA328A, BTA330A "The authority granted herein is subject to any applicable international frequency coordination agreements between the United States and Canada."
================================================================================

================================================================================
A graphical representation of the geographic area authorized to this call sign may be generated by selecting "License Search" at the following web address: http://wtbwww05.fcc.gov
================================================================================

4
[GRAPHIC OMITTED]
(Federal Communications Commission - USA)

                        Federal Communications Commission
                       Wireless Telecommunications Bureau
                           Radio Station Authorization
================================================================================
Call Sign: WPON255             File Number:               Print Date: 06/15/2000
--------------------------------------------------------------------------------
Name of Licensee:

Attention: Stephen Goodman
LMDS Communications Inc.
409 Center Street

Yuba City, CA  95991

================================================================================

================================================================================
Market Number:             Channel Block:            Sub-Market Designator:

BTA203                          A                            0
--------------------------------------------------------------------------------

Market Name:  Indiana, PA

================================================================================

================================================================================
The license hereof is authorized, for the period indicted, to operate a radio transmitting station in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in Title 47 of the code of Federal Regulations.
================================================================================

================================================================================
Effective  1st Build-out  2nd Build-out 3rd Build-out  4th Build-out  Expiration
  Date        Date           Date          Date           Date           Date

03/22/2000  03/22/2010                                                03/22/2000
================================================================================

================================================================================
Conditions:
Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner then authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act o 1934, as amended, 47 U.S.C. 151 et seq. this license is subject in terms to the right of use or control conferred by Section 706 of the Communications
Act      of       1934,       as       amended,       47       U.S.C.       606.
================================================================================

================================================================================
Special Conditions:
BTA215A, BTA287A, BTA328A, BTA330A "The authority granted herein is subject to any applicable international frequency coordination agreements between the United States and Canada."
================================================================================

================================================================================
A graphical representation of the geographic area authorized to this call sign may be generated by selecting "License Search" at the following web address: http://wtbwww05.fcc.gov
================================================================================

5
[GRAPHIC OMITTED]
(Federal Communications Commission - USA)

                        Federal Communications Commission
                       Wireless Telecommunications Bureau
                           Radio Station Authorization
================================================================================
Call Sign:  WPON257             File Number:              Print Date: 06/15/2000
--------------------------------------------------------------------------------
Name of Licensee:

Attention: Stephen Goodman
LMDS Communications Inc.
409 Center Street

Yuba City, CA  95991

================================================================================

================================================================================
Market Number:             Channel Block:            Sub-Market Designator:

BTA287                          A                              0
--------------------------------------------------------------------------------

Market Name:

================================================================================

================================================================================
The license hereof is authorized, for the period indicted, to operate a radio transmitting station in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in Title 47 of the code of Federal Regulations.
================================================================================

================================================================================
Effective  1st Build-out  2nd Build-out 3rd Build-out  4th Build-out  Expiration
  Date        Date           Date          Date           Date           Date

03/22/2000  03/22/2010                                                03/22/2000
================================================================================

================================================================================
Conditions:
Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner then authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act o 1934, as amended, 47 U.S.C. 151 et seq. this license is subject in terms to the right of use or control conferred by Section 706 of the Communications
Act      of       1934,       as       amended,       47       U.S.C.       606.
================================================================================

================================================================================
Special Conditions:
BTA215A, BTA287A, BTA328A, BTA330A "The authority granted herein is subject to any applicable international frequency coordination agreements between the United States and Canada."
================================================================================

================================================================================
A graphical representation of the geographic area authorized to this call sign may be generated by selecting "License Search" at the following web address: http://wtbwww05.fcc.gov
================================================================================

6
[GRAPHIC OMITTED]
(Federal Communications Commission - USA)

                        Federal Communications Commission
                       Wireless Telecommunications Bureau
                           Radio Station Authorization
================================================================================
Call Sign: WPON261              File Number:             Print Date: 06/15/2000
--------------------------------------------------------------------------------
Name of Licensee:

Attention: Stephen Goodman
LMDS Communications Inc.
409 Center Street

Yuba City, CA  95991

================================================================================

================================================================================
Market Number:             Channel Block:            Sub-Market Designator:

BTA416                          A                              0
--------------------------------------------------------------------------------

Market Name: Sharon, PA

================================================================================

================================================================================
The license hereof is authorized, for the period indicted, to operate a radio transmitting station in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in Title 47 of the code of Federal Regulations.
================================================================================

================================================================================
Effective  1st Build-out  2nd Build-out 3rd Build-out  4th Build-out  Expiration
  Date        Date           Date          Date           Date           Date

03/22/2000  03/22/2010                                                03/22/2000
================================================================================

================================================================================
Conditions:
Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner then authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act o 1934, as amended, 47 U.S.C. 151 et seq. this license is subject in terms to the right of use or control conferred by Section 706 of the Communications
Act      of       1934,       as       amended,       47       U.S.C.       606.
================================================================================

================================================================================
Special Conditions:
BTA215A, BTA287A, BTA328A, BTA330A "The authority granted herein is subject to any applicable international frequency coordination agreements between the United States and Canada."
================================================================================

================================================================================
A graphical representation of the geographic area authorized to this call sign may be generated by selecting "License Search" at the following web address: http://wtbwww05.fcc.gov
================================================================================

7
[GRAPHIC OMITTED]
(Federal Communications Commission - USA)

                        Federal Communications Commission
                       Wireless Telecommunications Bureau
                           Radio Station Authorization
================================================================================
Call Sign: WPON259         File Number:                   Print Date: 06/15/2000
--------------------------------------------------------------------------------
Name of Licensee:

Attention: Stephen Goodman
LMDS Communications Inc.
409 Center Street

Yuba City, CA  95991

================================================================================

================================================================================
Market Number:             Channel Block:            Sub-Market Designator:

BTA328                         A                              0
--------------------------------------------------------------------------------

Market Name: Oil City-Franklin, PA

================================================================================

================================================================================
The license hereof is authorized, for the period indicted, to operate a radio transmitting station in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in Title 47 of the code of Federal Regulations.
================================================================================

================================================================================
Effective  1st Build-out  2nd Build-out 3rd Build-out  4th Build-out  Expiration
  Date        Date           Date          Date           Date           Date

03/22/2000  03/22/2010                                                03/22/2000
================================================================================

================================================================================
Conditions:
Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner then authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act o 1934, as amended, 47 U.S.C. 151 et seq. this license is subject in terms to the right of use or control conferred by Section 706 of the Communications
Act      of       1934,       as       amended,       47       U.S.C.       606.
================================================================================

================================================================================
Special Conditions:
BTA215A, BTA287A, BTA328A, BTA330A "The authority granted herein is subject to any applicable international frequency coordination agreements between the United States and Canada."
================================================================================

================================================================================
A graphical representation of the geographic area authorized to this call sign may be generated by selecting "License Search" at the following web address: http://wtbwww05.fcc.gov
================================================================================

8
[GRAPHIC OMITTED]
(Federal Communications Commission - USA)

                        Federal Communications Commission
                       Wireless Telecommunications Bureau
                           Radio Station Authorization
================================================================================
Call Sign: WPON258             File Number:               Print Date: 06/15/2000
--------------------------------------------------------------------------------
Name of Licensee:

Attention: Stephen Goodman
LMDS Communications Inc.
409 Center Street

Yuba City, CA  95991

================================================================================

================================================================================
Market Number:             Channel Block:            Sub-Market Designator:

BTA317                           A                            0
--------------------------------------------------------------------------------

Market Name: New Castle, PA

================================================================================

================================================================================
The license hereof is authorized, for the period indicted, to operate a radio transmitting station in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in Title 47 of the code of Federal Regulations.
================================================================================

================================================================================
Effective  1st Build-out  2nd Build-out 3rd Build-out  4th Build-out  Expiration
  Date        Date           Date          Date           Date           Date

03/22/2000  03/22/2010                                                03/22/2000
================================================================================

================================================================================
Conditions:
Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner then authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act o 1934, as amended, 47 U.S.C. 151 et seq. this license is subject in terms to the right of use or control conferred by Section 706 of the Communications
Act      of       1934,       as       amended,       47       U.S.C.       606.
================================================================================

================================================================================
Special Conditions:
BTA215A, BTA287A, BTA328A, BTA330A "The authority granted herein is subject to any applicable international frequency coordination agreements between the United States and Canada."
================================================================================

================================================================================
A graphical representation of the geographic area authorized to this call sign may be generated by selecting "License Search" at the following web address: http://wtbwww05.fcc.gov
================================================================================